SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 25, 2002

                              Dr. Protein.com, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

Delaware                      000-33487                            33-0954381
--------                      ---------                            ----------
(State or other         (Commission File Number)             (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)

336 Plaza Estival, San Clemente, California                              92672
--------------------------------------------                             -----
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (949) 388-3402
                                                           --------------

                1102 Buena Vista, San Clemente, California 92672
                ------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

On November 25, 2002, the Registrant changed its address to 336 Plaza Estival, San Clemente, California, 92672.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Dr. Protein.com, Inc.


December 3, 2002                    By:      /s/ Michelle Mirrotto
                                             ---------------------------------
                                             Michelle Mirrotto, President